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                                                                      EXHIBIT 10


             Schedule of Certain Executive Officers who are Parties
              to the Severance Pay Agreements in the Forms Attached
         as Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q
                       For the Period Ended June 30, 1997

                            ---------------------



Form A of Severance Pay Agreement
---------------------------------

John G. Breen
Thomas A. Commes



Form B of Severance Pay Agreement
---------------------------------

John L. Ault
Frank E. Butler
Christopher M. Connor
Michael A. Galasso
Thomas E. Hopkins
Conway G. Ivy
T. Scott King
Larry J. Pitorak
Joseph M. Scaminace
Louis E. Stellato
Richard M. Wilson